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                                                                     EXHIBIT 4.1

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011837

  COMMON STOCK                                                                                                          COMMON STOCK


    NUMBER                                                                                                                 SHARES

   PSBG-

 INCORPORATED UNDER                                         PSB GROUP, INC.
THE LAWS OF THE STATE                                                                                           CUSIP 69360T 10 5
     OF MICHIGAN
                                                                                                                   SEE REVERSE FOR
                                                                                                                 CERTAIN DEFINITIONS

  This Certifies that

                                                              SPECIMEN


  is the owner of

                                       SHARES OF NO PAR VALUE OF THE COMMON CAPITAL STOCK OF
                                                          PSB GROUP, INC.
incorporated under the Laws of the State of Michigan, hereinafter called the Corporation.
     This certificate is transferable only on the books of the Corporation by the holder hereof in person, or by duly authorized attorney upon surrender of this certificate properly endorsed.
     This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
     WITNESS the facsimile seal of the Corporation, and the facsimile signatures of its duly authorized officers.

                                                        CERTIFICATE OF STOCK

DATED:

COUNTERSIGNED AND REGISTERED:                                                                       /s/ ROBERT L. COLE
   REGISTRAR AND TRANSFER COMPANY                                                         PRESIDENT AND CHIEF EXECUTIVE OFFICER
        TRANSFER AGENT AND REGISTRAR

BY
                                                       [PSB GROUP, INC. SEAL]

                                                                                                     /s/ DAVID A. WILSON
       AUTHORIZED SIGNATURE                                                        SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

(c) SECURITY-COLUMBIAN  UNITED STATES BANKNOTE COMPANY 1960
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                                PSB GROUP, INC.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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  TEN COM -- as tenants in common                                   UNIF GIFT MIN ACT -- ______ Custodian (until age ______)
  TEN ENT -- as tenants by the entireties                                                (Cust)
  JT TEN  -- as joint tenants with right of                                          ________ under Uniform Gifts
             survivorship and not as tenants                                          (Minor)
             in common                                                               to Minors Act _______________________
                                                                                                          (State)
                              Additional abbreviations may also be used though not in the above list.
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For value received, ________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
______________________________________


______________________________________

_______________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________


_______________________________________________________________________________

_______________________________________________________________________  Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ______________________________________________________________________ Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution on the premises.

Dated __________________________


                                    SPECIMEN

                                X _____________________________________________

                                X _____________________________________________
                          NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                  CORRESPOND WITH THE NAME(S) AS WRITTEN UPON
                                  THE FACE OF THE CERTIFICATE IN EVERY
                                  PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed


By ________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.